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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 3, 2007

                          PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                               1-13894                               34-1807383
       (State or other jurisdiction             (Commission File Number)                   (I.R.S. Employer
            of incorporation)                                                            Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 3, 2007, Proliance International, Inc. (the "Company") amended its
Loan and Security Agreement (the "Credit Facility") with Wachovia Capital
Finance Corporation (New England), formerly known as Congress Financial
Corporation (New England) (the "Lender"), pursuant to the Sixteenth Amendment to the Loan and Security Agreement (the "Amendment") , attached as Exhibit 10.1 hereto. The Amendment, which is effective as of December 19, 2006, revises the inventory loan limit to reflect the Company's continued progress in reducing its inventory levels. The Inventory Loan Limit was previously $43,000,000 from
December 1, 2006 through December 31, 2006 and $40,000,000 from and after
January 4, 2007. The revised limits are $43,000,000 from December 19, 2006 through January 4, 2007, $42,750,000 from January 5, 2007 through January 11,
2007,$42,500,000 from January 12, 2007 through January 18, 2007, $42,250,000 from January 19, 2007 through January 25, 2007, $42,000,000 from January 26,
2007 through February 1, 2007, $41,750,000 from February 2, 2007 through
February 8, 2007, $41,500,000 from February 9, 2007 through February 15, 2007,
$41,250,000 from February 16, 2007 through February 22, 2007 and $41,000,000 from and after February 23,2007. These revisions more precisely correspond with the Company's projected inventory reduction activities during the first two months of 2007.

The Borrowers were required to, and did, satisfy customary conditions to the amendment of the Credit Facility.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits - The following exhibit is filed as part of this report:

10.1     Sixteenth Amendment to Loan and Security Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PROLIANCE INTERNATIONAL, INC.

Date:  January 8, 2007                 By: /s/ Richard A. Wisot
                                           -------------------------------------
                                               Richard A. Wisot
                                               Vice President, Treasurer,
                                               Secretary, and Chief Financial
                                               Officer